UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 27, 2007

GOLFSMITH INTERNATIONAL HOLDINGS, INC.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	333-101117	16-1634897
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

11000 North IH-35, Austin, Texas		78753-3195
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(512) 837-8810

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On March 27, 2007, at a meeting of the Board of Directors (the "Board") of Golfsmith International Holdings, Inc. (the "Company"), the Board approved the modification of the Non-Employee Director Compensation Plan (the "Non-Employee Director Compensation Plan"). The modification of the Non-Employee Director Compensation Plan will be effective on April 2, 2007 and accommodates the election of Martin Hanaka to the Board, as the non-executive Chairman of the Board, and provides that the non-executive Chairman of the Board shall receive an annual retainer in the amount of $135,000 for his services and attendance at meetings of the Board. Additionally, the modification of the Non-Employee Director Compensation Plan provides that the non-executive Chairman of the Board shall receive an annual grant of deferred stock units ("DSUs") in the amount of $100,000 to be issued following the Company’s annual meeting.

At its March 27, 2007 meeting, the Board also resolved to grant Mr. Hanaka DSUs in the amount of $16,666 (1/6 of $100,000) on April 2, 2007, based on the closing price of the Company’s common stock on April 2, 2007, in connection with Mr. Hanaka’s election to the Board and appointment as non-executive Chairman of the Board.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At its March 27, 2007 meeting, the Board resolved, effective April 2, 2007, to increase the number of directors that constitutes the full Board from ten (10) to eleven (11), to elect Martin Hanaka to fill the vacancy created by such increase, and to select and appoint Mr. Hanaka to serve as non-executive chairman of the Board.

Item 9.01 Financial Statements and Exhibits.

Exhibit 99.1 to this Form 8-K contains the audited consolidated balance sheet for the year ended December 30, 2006 which amends and supersedes the unaudited balance sheet included in our press release and Form 8-K filed on March 13, 2006. The sole difference pertains to $7.5 million of additional inventory that was recorded as an increase to both inventory and accounts payable on our consolidated balance sheet at December 30, 2006. This adjustment was made in connection with finalizing the audit of our consolidated financial statements and related to inventory that was in transit at the end of the fiscal year.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLFSMITH INTERNATIONAL HOLDINGS, INC.

March 30, 2007	By:	Virginia Bunte

Name: Virginia Bunte
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Consolidated balance sheets for the years ended December 30, 2006 and December 31, 2005